EXHIBIT 99.1
                                                                    ------------


Val Heusinkveld                                Amy Childress
Extended Systems                               Extended Systems Media Relations
208-322-7575, ext. 6276                        208-287-6083
val.heusinkveld@extendedsystems.com            amy.childress@extendedsystems.com
-----------------------------------            ---------------------------------

       EXTENDED SYSTEMS REPORTS 6% YEAR-OVER-YEAR REVENUE GROWTH IN FOURTH
                             QUARTER OF FISCAL 2004
COMPANY REPORTS GAAP INCOME FROM OPERATIONS DESPITE LOWER THAN EXPECTED REVENUES

BOISE, Idaho--(July 27, 2004)--Extended Systems Incorporated (NASDAQ: XTND), a leading provider of mobile application solutions for the enterprise, today reported net revenue of $7.8 million for the fourth quarter of fiscal 2004 ended June 30, 2004, an increase of 6% over net revenue of $7.4 million in the fourth quarter of fiscal 2003 and a 6% decrease over net revenue of $8.3 million in the third quarter of fiscal 2004.

The Company reported a net loss of $188,000, or ($0.01) per share, for the fourth quarter of fiscal 2004 compared to net income of $118,000, or $0.01 per share, in the fourth quarter last year, and a net loss of $2.1 million, or $(0.14) per share in the third quarter of fiscal 2004. The company had announced quarterly results on a preliminary basis in a news release on July 6, 2004.

Pro-forma net income was $104,000, or $0.01 per share for the fourth quarter of fiscal 2004 compared to pro-forma net income of $663,000, or $0.05 per share in the fourth quarter a year ago and $419,000, or $0.03 per share in the preceding quarter. The adjustments to arrive at pro-forma income for the fourth quarter of fiscal 2004 include $153,000 of non-cash stock compensation and $139,000 of amortization related to purchased intangibles. Income from operations on a GAAP basis was $116,000 and on a pro-forma basis was $408,000. The Company achieved an operating margin of 1.5% on a GAAP basis and 5.2% on a pro-forma basis. Full details of the Company's financial results are set forth in the attached financial exhibits including tables with detailed reconciliations of pro-forma and GAAP amounts.

Cash and cash equivalents were $7.2 million as of June 30, 2004, compared to $7.8 million as of March 31, 2004 and $3.5 million at June 30, 2003.

"Although we are disappointed with our revenue this quarter, we are very pleased to have achieved GAAP operating income," said Charles Jepson, president and CEO. "As we indicated in our news release on preliminary results on July 6, we experienced a combination of factors--including delayed closure of large opportunities that had been expected to close in the fourth quarter and deferred larger scale rollouts of our

OneBridge solutions by existing customers. We remain optimistic about the mobile market and its growth potential over the coming year and see growing demand from new and existing customers for mobile applications built on OneBridge."

For the year ended June 30, 2004 the Company reported a net loss of $3.3 million, or $(0.23) per share, compared to a net loss of $3.8 million or $(0.28) per share in the prior year. On a pro-forma basis, the Company reported net income of $1.7 million or $0.12 per share for fiscal 2004 compared to a pro-forma net loss of $767,000 or $(0.06) per share for fiscal 2003.

OTHER HIGHLIGHTS INCLUDED:

     o Appointment of Jeffrey Siegel as Vice President of Worldwide Marketing and Chief Marketing Officer. Siegel's career spans 24 years in sales and marketing for industry-leading technology companies including Palm, Symbian and Microsoft.

     o Release of OneBridge Mobile Sales; a packaged mobile sales application that includes pre-defined modules such as contacts, opportunities, reporting and forecast functionalities and integrates with virtually any back-end application, including popular CRM systems such as Siebel, SAP, SalesLogix and custom legacy systems. This product provides field representatives with easy access to mission-critical data on handheld devices, leading to improved field effectiveness and increased adoption rates of existing CRM systems.

     o PalmSource (NASDAQ: PSRC) licensed XTNDAccess Blue SDK version 2.0, which complies with the recently announced Bluetooth Special Interest Group (SIG) 1.2 specification and supports coexistence of Bluetooth communications alongside 802.11. PalmSource has licensed Extended Systems' solution in order to provide Bluetooth functionality to its Palm OS(TM) licensees for the creation of next-generation smartphones and wireless devices.

     o The announcement of a joint partnership with palmOne, Inc. and Singapore Technologies Electronics Limited (ST Electronics) to bring OneBridge Mobile Groupware, a mobile email and calendaring application, to businesses in Singapore.

     o Extended Systems was awarded the best "Mobile Application Product for Business" at the recent Handango conference.

BUSINESS OUTLOOK

The Company said that it expects net revenue in the first fiscal quarter of 2005 to range between $7.2 million and $7.9 million, compared with $7.8 million for the fourth quarter of fiscal 2004 and $7.6 million in the year-ago quarter. The Company expects operating expenses, including cost of license fees and royalties and cost of services, in a range of $7.9 million to $8.1 million for the first quarter. GAAP operating loss is expected to range from $100,000 to $700,000. GAAP basis loss per share is expected to be in the range of $0.02 to $.06 per share. This outlook assumes basic outstanding shares of 15.1 million.

NON-GAAP DISCLOSURES

This press release includes financial measures for net income (loss), earnings
(loss) per share and operating income (loss) that exclude certain charges or income and have not been calculated in accordance with GAAP. These measures differ from GAAP in that they exclude restructuring charges, amortization of certain intangibles, non-cash stock compensation, and legal expenses and settlement costs related to the Intellisync Corporation litigation. Management believes that pro-forma results described above are useful for understanding ongoing operations. The Company's management refers to these non-GAAP financial results because they provide meaningful supplemental information regarding the Company's operational performance including the Company's ability to provide cash flows to invest in research and development and fund acquisitions and capital expenditures. Additionally, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. Pro-forma results should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

CONFERENCE CALL

Extended Systems will hold a conference call today at 5 p.m. Eastern Time to discuss its quarterly financial results, business highlights and outlook. Those wishing to participate should call 877-407-9205 (International dial 201-689-8054) at approximately 4:50 p.m. Eastern Time. At this time, management may answer questions concerning business and financial developments and trends, management's current view on revenue and earnings forecasts and other business and financial matters affecting Extended Systems.

A simultaneous live webcast and replay of the call will be available on the Extended Systems web site at www.extendedsystems.com/q4call and at www.vcall.com. A replay of the call will also be available by telephone through July 29, 2004 at 877-660-6853 (International dial 201-612-7415), account number 1628 and conference ID number 111212.

ABOUT EXTENDED SYSTEMS

Extended Systems provides the expertise, strategy and solutions to help enterprise organizations streamline their business processes through mobile technology. The Company's OneBridge mobile solutions suite enables companies to mobilize critical enterprise applications such as e-mail, field service, sales force automation, enterprise resource planning and customer relationship management. Extended Systems has more than 2,500 enterprise customers worldwide and key alliance relationships with Avaya, EDS, HP, Microsoft, Motorola, Nokia, palmOne, PalmSource, Sharp, Siemens, Software AG, Sony Ericsson, Symbian and Toshiba.

Founded in 1984, Extended Systems has offices and subsidiaries in the United States and worldwide. For more information, call 1-800-235-7576 or visit the Company Web site.

                                      ###

This press release contains forward-looking statements, including statements relating to the Company's position as a leading provider of mobile solutions for the enterprise, the closing of large opportunities delayed from the fourth quarter of fiscal 2004, larger scale rollouts of the Company's OneBridge solutions by existing customers, growth in the mobile market, and demand for our mobile applications built on OneBridge. These statements are subject to risks and uncertainties. These risks and uncertainties include the success of the Company's customer relationships and other key business relationships, overall economic conditions and the level of information technology spending by existing and potential customers, the timing of purchases by significant customers, the perceived and realized benefits of mobile devices, the acceptance of specific industry-wide standards and protocols, the timely development and acceptance of new products and technologies, the risks associated with development of new products and product enhancements, the impact of competitive products and pricing, continued growth in the markets for our products, the risks associated with international sales and operations and other risks as detailed from time-to-time in the Company's SEC filings, including its 2003 Annual Report on Form 10-K filed on September 29, 2003 and 2004 Quarterly Reports on Form 10-Q filed on November 14, 2003, February 17, 2004, and May 17, 2004.

EXTENDED SYSTEMS INCORPORATED

CONSOLIDATED STATEMENT OF OPERATIONS DATA
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                             THREE MONTHS ENDED JUNE 30,     YEAR ENDED JUNE 30,
                                                               ----------------------      ----------------------
                                                                 2004          2003          2004          2003
                                                               --------      --------      --------      --------
Revenue:
    License fees and royalties ...........................     $  6,124      $  5,721      $ 25,028      $ 21,733
    Services and other ...................................        1,693         1,660         7,158         5,801
                                                               --------      --------      --------      --------
         Total net revenue ...............................        7,817         7,381        32,186        27,534

Costs and expenses:
    Cost of license fees and royalties ...................           24           103           382           420
    Cost of services and other ...........................          752           874         3,456         3,185
    Research and development .............................        1,721         1,615         6,316         7,173
    Acquired in-process research and development .........         --            --            --             430
    Marketing and sales ..................................        3,821         3,721        15,362        14,482
    General and administrative ...........................        1,091           886         4,486         3,649
    Restructuring charges ................................          -0-           100         1,446           597
    Patent litigation fees, license and settlement .......          -0-           256         3,425         1,240
    Non-cash stock compensation ..........................          153          --             490          --
    Amortization of purchased technology .................          139           189           621           726
                                                               --------      --------      --------      --------
        Total costs and expenses .........................        7,701         7,744        35,984        31,902
        Income (loss) from operations ....................          116          (363)       (3,798)       (4,368)
Other income (expense), net ..............................          (97)          315           (51)          257
Gain on sale of land .....................................         --            --           1,058          --
Interest expense .........................................         (135)          (43)         (453)         (307)
                                                               --------      --------      --------      --------
        Income (loss) before income taxes ................         (116)          (91)       (3,244)       (4,418)
Income tax provision (benefit) ...........................           72           (67)           94          (200)
                                                               --------      --------      --------      --------
        Income (loss) from continuing operations .........         (188)          (24)       (3,338)       (4,218)
Income from discontinued operations, net of tax ..........         --             142            88           458
                                                               --------      --------      --------      --------
        Net income (loss) ................................     $   (188)     $    118      $ (3,250)     $ (3,760)
                                                               ========      ========      ========      ========

Earnings (loss) per share from continuing operations:
    Basic ................................................     $  (0.01)     $   0.00      $  (0.23)     $  (0.31)
    Diluted ..............................................     $  (0.01)     $   0.00      $  (0.23)     $  (0.31)

Earnings per share from discontinued operations:
    Basic ................................................     $   0.00      $   0.01      $   0.00      $   0.03
    Diluted ..............................................     $   0.00      $   0.01      $   0.00      $   0.03

Earnings (loss) per share:
    Basic ................................................     $  (0.01)     $   0.01      $  (0.23)     $  (0.28)
    Diluted ..............................................     $  (0.01)     $   0.01      $  (0.23)     $  (0.28)

Number of shares used in per share calculations:
    Basic ................................................       14,776        13,842        14,370        13,376
    Diluted ..............................................       14,776        14,150        14,370        13,376

EXTENDED SYSTEMS INCORPORATED

RECONCILIATION OF GAAP TO PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                                                   THREE MONTHS ENDED JUNE 30,
                                                              --------------------------------------------------------------------
                                                                            2004                                2003
                                                              --------------------------------    --------------------------------
                                                                GAAP                 PRO-FORMA      GAAP                 PRO-FORMA
                                                              RESULTS   ADJUSTMENTS   RESULTS     RESULTS   ADJUSTMENTS   RESULTS
                                                              --------------------------------    --------------------------------
Revenue:
License fees and royalties ................................   $  6,124    $   --      $  6,124    $  5,721    $   --      $  5,721
Services and other ........................................      1,693        --         1,693       1,660        --         1,660
                                                              --------------------------------    --------------------------------
    Total net revenue .....................................      7,817        --         7,817       7,381        --         7,381
Costs and expenses:
    Cost of license fees and royalties ....................         24        --            24         103        --           103
    Cost of services and other ............................        752        --           752         874        --           874
    Research and development ..............................      1,721        --         1,721       1,615        --         1,615
    Acquired in-process research and development ..........       --          --          --          --          --          --
    Marketing and sales ...................................      3,821        --         3,821       3,721        --         3,721
    General and administrative ............................      1,091        --         1,091         886        --           886
    Restructuring charges .................................       --          --    A     --           100        (100) A     --
    Patent litigation fees, license and settlement ........       --          --    B     --           256        (256) B     --
    Non-cash stock compensation ...........................        153        (153) C     --          --          --    C     --
    Amortization of purchased technology ..................        139        (139) D     --           189        (189) D     --
                                                              --------------------------------    --------------------------------
        Total costs and expenses ..........................      7,701        (292)      7,409       7,744        (545)      7,199

        Income (loss) from operations .....................        116         292         408        (363)        545         182

Other income (expense), net ...............................        (97)       --           (97)        315        --           315
Gain on sale of land ......................................       --          --          --          --          --          --
Interest expense ..........................................       (135)       --          (135)        (43)       --           (43)
                                                              --------------------------------    --------------------------------
        Income (loss) before income taxes .................       (116)        292         176         (91)        545         454
Income tax provision (benefit) ............................         72        --            72         (67)       --           (67)
                                                              --------------------------------    --------------------------------
        Income (loss) from continuing operations ..........       (188)        292         104         (24)        545         521
Income from discontinued operations, net of tax ...........       --          --          --           142        --           142
                                                              --------------------------------    --------------------------------
        Net income (loss) .................................   $   (188)   $    292    $    104    $    118    $    545    $    663
                                                              ================================    ================================

Earnings (loss) per share from continuing operations:
    Basic .................................................   $  (0.01)               $   0.01    $   0.00                $   0.04
    Diluted ...............................................   $  (0.01)               $   0.01    $   0.00                $   0.04

Earnings per share from discontinued operations:
    Basic .................................................   $   0.00                $   0.00    $   0.01                $   0.01
    Diluted ...............................................   $   0.00                $   0.00    $   0.01                $   0.01

Earnings (loss) per share:
    Basic .................................................   $  (0.01)               $   0.01    $   0.01                $   0.05
    Diluted ...............................................   $  (0.01)               $   0.01    $   0.01                $   0.05

Number of shares used in per share calculations:
    Basic .................................................     14,776                  14,776      13,842                  13,842
    Diluted ...............................................     14,776                  15,466      14,150                  14,150

PRO-FORMA ADJUSTMENTS:

A) Restructuring charges.

B) Litigation fees, license and settlement payment related to our lawsuit with Intellisync Corporation.

C) Amortization of compensation expense for restricted stock awards granted to key employees and directors.

D) Amortization of purchased technology related to our prior acquisitions of ViaFone, Advance Systems Limited, and Rand Software Corporation.

EXTENDED SYSTEMS INCORPORATED

RECONCILIATION OF GAAP TO PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                                                        YEAR ENDED JUNE 30,
                                                              --------------------------------------------------------------------
                                                                            2004                                2003
                                                              --------------------------------    --------------------------------
                                                                GAAP                 PRO-FORMA      GAAP                 PRO-FORMA
                                                              RESULTS   ADJUSTMENTS   RESULTS     RESULTS   ADJUSTMENTS   RESULTS
                                                              --------------------------------    --------------------------------
Revenue:
License fees and royalties ................................   $ 25,028    $   --      $ 25,028    $ 21,733    $   --      $ 21,733
Services and other ........................................      7,158        --         7,158       5,801        --         5,801
                                                              --------    --------    --------    --------    --------    --------
   Total net revenue ......................................     32,186        --        32,186      27,534        --        27,534
Costs and expenses:
   Cost of license fees and royalties .....................        382        --           382         420        --           420
   Cost of services and other .............................      3,456        --         3,456       3,185        --         3,185
   Research and development ...............................      6,316        --         6,316       7,173        --         7,173
   Acquired in-process research and development ...........       --          --          --           430        (430) F     --
   Marketing and sales ....................................     15,362        --        15,362      14,482        --        14,482
   General and administrative .............................      4,486         (62) E    4,424       3,649        --    E    3,649
   Restructuring charges ..................................      1,446      (1,446) A     --           597        (597) A     --
   Patent litigation fees, license and settlement .........      3,425      (3,425) B     --         1,240      (1,240) B     --
   Non-cash stock compensation ............................        490        (490) C     --          --          --    C     --
   Amortization of purchased technology ...................        621        (621) D     --           726        (726) D     --
                                                              --------    --------    --------    --------    --------    --------
    Total costs and expenses ..............................     35,984      (6,044)     29,940      31,902      (2,993)     28,909

    Income (loss) from operations .........................     (3,798)      6,044       2,246      (4,368)      2,993      (1,375)

Other income (expense), net ...............................        (51)       --           (51)        257        --           257
Gain on sale of land ......................................      1,058      (1,058)       --          --          --          --
Interest expense ..........................................       (453)       --          (453)       (307)       --          (307)
                                                              --------    --------    --------    --------    --------    --------
    Income (loss) before income taxes .....................     (3,244)      4,986       1,742      (4,418)      2,993      (1,425)
Income tax provision (benefit) ............................         94        --            94        (200)       --          (200)
                                                              --------    --------    --------    --------    --------    --------
    Income (loss) from continuing operations ..............     (3,338)      4,986       1,648      (4,218)      2,993      (1,225)
Income from discontinued operations, net of tax ...........         88        --            88         458        --           458
                                                              --------    --------    --------    --------    --------    --------
    Net income (loss) .....................................   $ (3,250)   $  4,986    $  1,736    $ (3,760)   $  2,993    $   (767)
                                                              ========    ========    ========    ========    ========    ========

Earnings (loss) per share from continuing operations:
   Basic ..................................................   $  (0.23)               $   0.11    $  (0.31)               $  (0.09)
   Diluted ................................................   $  (0.23)               $   0.11    $  (0.31)               $  (0.09)

Earnings per share from discontinued operations:
   Basic ..................................................   $   0.00                $   0.01    $   0.03                $   0.03
   Diluted ................................................   $   0.00                $   0.01    $   0.03                $   0.03

Earnings (loss) per share:
   Basic ..................................................   $  (0.23)               $   0.12    $  (0.28)               $  (0.06)
   Diluted ................................................   $  (0.23)               $   0.12    $  (0.28)               $  (0.06)

Number of shares used in per share calculations:
   Basic ..................................................     14,370                  14,370      13,376                  13,376
   Diluted ................................................     14,370                  14,966      13,376                  13,376

PRO-FORMA ADJUSTMENTS:

A) Restructuring charges.

B) Litigation fees, license and settlement payment related to our lawsuit with Intellisync Corporation.

C) Amortization of compensation expense for restricted stock awards granted to key employees and directors.

D) Amortization of purchased technology related to our prior acquisitions of ViaFone, Advance Systems Limited, and Rand Software Corporation.

E) Legal and other professional services costs of $575,000 related to failed acquisition activities and the reversal of $513,000 of accrued professional services costs related to the failed merger with Palm, Inc. in 2001.

F) Acquired in-process research and development incurred in connection with our acquisition of ViaFone.

EXTENDED SYSTEMS INCORPORATED

CONSOLIDATED BALANCE SHEET DATA
(IN THOUSANDS, EXCEPT PAR VALUE PER SHARE AMOUNTS)

                                                                                      JUNE 30,      JUNE 30,
                                                                                        2004          2003
                                                                                      --------      --------
ASSETS
Current:
    Cash and cash equivalents ...................................................     $  7,225      $  3,502
    Receivables, net of allowances of $446 and $831 .............................        6,903         5,644
    Prepaid and other ...........................................................        1,318           966
                                                                                      --------      --------
        Total current assets ....................................................       15,446        10,112
Property and equipment, net .....................................................        4,330         5,293
Construction in Progress ........................................................          384          --
Goodwill ........................................................................       12,489        12,489
Intangibles, net ................................................................          577         1,197
Other long-term assets ..........................................................          130          --
                                                                                      --------      --------
        Total assets ............................................................     $ 33,356      $ 29,091
                                                                                      ========      ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current:
    Accounts payable ............................................................     $  1,931      $  2,314
    Accrued expenses ............................................................        3,264         2,888
    Deferred revenue ............................................................        3,569         2,961
    Accrued restructuring .......................................................          116           722
    Current portion of long-term debt ...........................................          325           434
    Current portion of capital leases ...........................................           25            22
                                                                                      --------      --------
        Total current liabilities ...............................................        9,230         9,341
                                                                                      --------      --------
Non-current:
    Long-term debt ..............................................................        4,800           325
    Capital leases ..............................................................           17            42
    Other long-term liabilities .................................................          153           127
                                                                                      --------      --------
        Total non-current liabilities ...........................................        4,970           494
                                                                                      --------      --------
        Total liabilities .......................................................     $ 14,200      $  9,835

Stockholders' equity:
    Preferred Stock; $0.001 par value per share, 5,000 shares authorized; no
        shares issued or outstanding ............................................         --            --
    Common stock; $0.001 par value per share, 75,000 shares authorized;
        15,079 and 13,977 shares issued and outstanding .........................           15            14
    Additional paid-in capital ..................................................       48,005        44,481
    Treasury stock; $0.001 par value per share, -0- and 261 common shares .......         --            --
    Accumulated deficit .........................................................      (27,134)      (23,884)
    Unamortized stock-based compensation ........................................         (231)         --
    Accumulated other comprehensive loss ........................................       (1,499)       (1,355)
                                                                                      --------      --------
        Total stockholders' equity ..............................................       19,156        19,256
                                                                                      --------      --------
        Total liabilities and stockholders' equity ..............................     $ 33,356      $ 29,091
                                                                                      ========      ========